                                 Exhibit (d)(2)

                     Form of Amended and Restated Schedule A
                                     to the
                          Investment Advisory Agreement
                                     between
                                 The Registrant
                                       and
                    Banc One Investment Advisors Corporation

                              Amended and Restated
                                   Schedule A
                                     to the
          Investment Advisory Agreement between One Group Mutual Funds and Banc One Investment Advisors Corporation
                             dated November 16, 2000


Name of Fund                             Compensation
------------                             ------------
The Treasury Only Money                  Annual rate of eight one-hundredths of one
Market Fund                              percent (.08%) of The Treasury Only Money
                                         Market Fund's average daily net assets.

The Government Money Market              Annual rate of eight one-hundredths of one
Fund                                     percent (.08%) of The Government Money
                                         Market Fund's average daily net assets.

The Tax Exempt Money Market              Annual rate of eight one-hundredths of one
Fund                                     percent (.08%) of The Tax Exempt Money
                                         Market Fund's average daily net assets.

The Institutional Prime Money            Annual rate of ten one-hundredths of one
Market Fund                              percent (.10%) of The Institutional Prime
                                         Money Market Fund's average daily net
                                         assets.

The U.S. Treasury Securities             Annual rate of thirty-five one-hundredths
Money Market Fund                        of one percent (.35%) of The U.S. Treasury
                                         Securities Money Market Fund's average daily
                                         net assets.

The U.S. Government Securities           Annual rate of thirty-five one-hundredths of
Money Market Fund                        one percent (.35%) of The U.S. Government
                                         Securities Money Market Fund's average daily
                                         net assets.

The Treasury Prime                       Annual rate of thirty-five one-hundredths of
Money Market Fund                        one percent (.35%) of The Treasury Prime
                                         Money Market Fund's average daily net
                                         assets.

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

The Prime Money Market                  Annual rate of thirty-five one-hundredths
Fund                                    of one percent (.35%) of The Prime Money
                                        Market Fund's average daily net assets.

The Municipal Money Market              Annual rate of thirty-five one-hundredths
Fund                                    of one percent (.35%) of The Municipal
                                        Money Market Fund's average daily net
                                        assets.

The Ohio Municipal Money                Annual rate of thirty one-hundredths of
Market Fund                             one percent (.30%) of The Ohio Municipal
                                        Money Market Fund's average daily net
                                        assets.

The Michigan Municipal Money            Annual rate of thirty five one-hundredths of
Market Fund                             one percent (.35%) of The Michigan Municipal
                                        Money Market Fund's average daily net
                                        assets.

The Cash Management Money               Annual rate of twenty one-hundredths of
Market Fund                             one percent (.20%) of The Cash Management
                                        Money Market Fund's average daily net
                                        assets.

The Treasury Cash Management            Annual rate of twenty one-hundredths of
Money Market Fund                       one percent (.20%) of The Treasury Cash
                                        Management Money Market Fund's average daily
                                        net assets.

The Treasury Prime Cash                 Annual rate of twenty one-hundredths of
Management Money Market Fund            one percent (.20%) of The Treasury Prime Cash
                                        Management Money Market Fund's average daily
                                        net assets.

The U.S. Government Cash                Annual rate of twenty one-hundredths of
Management Money Market Fund            one percent (.20%) of The U.S. Government Cash
                                        Management Money Market Fund's average daily
                                        net assets.

The Municipal Cash Management           Annual rate of twenty one-hundredths of
Money Market Fund                       one percent (.20%) of The Municipal Cash
                                        Money Market Fund's average daily net
                                        assets.

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

The Balanced Fund                      Annual rate of sixty-five one-hundredths
                                       of one percent (.65%) of The Balanced Fund's
                                       average daily net assets.

The Equity Income Fund                 Annual rate of seventy-four one-hundredths
                                       of one percent (.74%) on the first $1.5
                                       billion of The Equity Income Fund's average
                                       daily net assets, seventy one-hundredths of
                                       one percent (.70%) on the next $500 million
                                       of The Equity Income Fund's average daily
                                       net assets, sixty-five one-hundredths of one
                                       percent (.65%) on the next $3.5 billion of
                                       The Equity Income Fund's average daily net
                                       assets, and sixty one-hundredths of one
                                       percent (.60%) on The Equity Income Fund's
                                       average daily net assets in excess of $5.5
                                       billion.

The Mid Cap Value Fund                 Annual rate of seventy-four one-hundredths
                                       of one percent (.74%) on the first $1.5
                                       billion of The Mid Cap Value Fund's average
                                       daily net assets, seventy one-hundredths of
                                       one percent (.70%) on the next $500 million
                                       of The Mid Cap Value Fund's average daily
                                       net assets, sixty-five one-hundredths of one
                                       percent (.65%) on the next $3.5 billion of
                                       The Mid Cap Value Fund's average daily net
                                       assets, and sixty one-hundredths of one
                                       percent (.60%) on The Mid Cap Value Fund's
                                       average daily net assets in excess of $5.5
                                       billion.

The Mid Cap Growth                     Fund Annual rate of seventy-four
                                       one-hundredths of one percent (.74%) on the
                                       first $1.5 billion of The Mid Cap Growth
                                       Fund's average daily net assets, seventy
                                       one-hundredths of one percent (.70%) on the
                                       next $500 million of The Mid Cap Growth
                                       Fund's average daily net assets, sixty-five
                                       one-hundredths of one percent (.65%) on the
                                       next $3.5 billion of The Mid Cap Growth
                                       Fund's average daily net assets and sixty
                                       one-hundredths of one percent (.60%) on The
                                       Mid Cap Growth Fund's average daily net
                                       assets in excess of $5.5 billion.

The International Equity               Annual rate of fifty-five one-hundredths
Index Fund                             of one percent (.55%) of The International
                                       Equity Index Fund's average daily net
                                       assets.

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

The Equity Index Fund                  Annual rate of thirty one-hundredths of one
                                       percent (.30%) of The Equity Index Fund's
                                       average daily net assets.

The Large Cap Value Fund               Annual rate of seventy-four one-hundredths
                                       of one percent (.74%) on the first $1.5
                                       billion of The Large Cap Value Fund's
                                       average daily net assets, seventy
                                       one-hundredths of one percent (.70%) on the
                                       next $500 million of The Large Cap Values
                                       Fund's average daily net assets, sixty-five
                                       one-hundredths of one percent (.65%) on the
                                       next $3.5 billion of The Large Cap Value
                                       Fund's average daily net assets, and sixty
                                       one-hundredths of one percent (.60%) on The
                                       Large Cap Value Fund's average daily net
                                       assets in excess of $5.5 billion.

The Diversified Equity Fund            Annual rate of seventy-four one-hundredths
                                       of one percent (.74%) on the first $1.5
                                       billion of The Diversified Equity Fund's
                                       average daily net assets, seventy
                                       one-hundredths of one percent (.70%) on the
                                       next $500 million of The Diversified Equity
                                       Fund's average daily net assets, sixty-five
                                       one-hundredths of one percent (.65%) on the
                                       next $3.5 billion of The Diversified Equity
                                       Fund's average daily net assets, and sixty
                                       one-hundredths of one percent (.60%) on The
                                       Diversified Equity Fund's average daily net
                                       assets in excess of $5.5 billion.

The Small Cap Growth Fund              Annual rate of seventy-four one-hundredths
                                       of one percent (.74%) on the first $1.5
                                       billion of The Small Cap Growth Fund's
                                       average daily net assets, seventy
                                       one-hundredths of one percent (.70%) on the
                                       next $500 million of The Small Cap Growth
                                       Fund's average daily net assets, sixty-five
                                       one-hundredths of one percent (.65%) on the
                                       next $3.5 billion of The Small Cap Growth
                                       Fund's average daily net assets, and sixty
                                       one-hundredths of one percent (.60%) of The
                                       Small Cap Growth Fund's average daily net
                                       assets in excess of $5.5 billion.

The Large Cap Growth Fund              Annual rate of seventy-four one-hundredths
                                       of one percent (.74%) on the first $1.5
                                       billion of The Large Cap Growth Fund's
                                       average daily net assets, seventy
                                       one-hundredths of one percent (.70%) on

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

                                       the next $500 million of The Large Cap
                                       Growth Fund's average daily net assets,
                                       sixty-five one-hundredths of one percent
                                       (.65%) on the next $3.5 billion of The Large
                                       Cap Growth Fund's average daily net assets,
                                       and sixty one-hundredths of one percent
                                       (.60%) of The Large Cap Growth Fund's
                                       average daily net assets in excess of $5.5
                                       billion.

The Diversified Mid Cap Fund           Annual rate of seventy-four one-hundredths
                                       of one percent (.74%) on the first $1.5
                                       billion of The Diversified Mid Cap Fund's
                                       average daily net assets, seventy
                                       one-hundredths of one percent (.70%) on the
                                       next $500 million of The Diversified Mid Cap
                                       Fund's average daily net assets, sixty-five
                                       one-hundredths of one percent (.65%) on the
                                       next $3.5 billion of The Diversified Mid Cap
                                       Fund's average daily net assets, and sixty
                                       one-hundredths of one percent (.60%) of The
                                       Diversified Mid Cap Growth Fund's average
                                       daily net assets in excess of $5.5 billion.

The Small Cap Value Fund               Annual rate of seventy-four one-hundredths
                                       of one percent (.74%) on the first $1.5
                                       billion of The Small Cap Value Fund's
                                       average daily net assets, seventy
                                       one-hundredths of one percent (.70%) on the
                                       next $500 million of The Small Cap Value
                                       Fund's average daily net assets, sixty- five
                                       one-hundredths of one percent (.65%) on the
                                       next $3.5 billion of The Small Cap Value
                                       Fund's average daily net assets, and sixty
                                       one-hundredths of one percent (.60%) of The
                                       Small Cap Value Fund's average daily net
                                       assets in excess of $5.5 billion.

The Diversified International Fund     Annual rate of eighty one-hundredths of one
                                       percent (.80%) of The Diversified
                                       International Fund's average daily net
                                       assets.

The Market Expansion Index Fund        Annual rate of thirty five one-hundredths of
                                       one percent (.35%) of The Small Cap Index
                                       Fund's average daily net assets.

The Technology Fund Fund               Annual rate of one percent (1.00%) of The
                                       Technology Fund's average daily net assets.

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

The Real Estate Fund                   Annual rate of seventy-four one-hundredths
                                       of one percent (.74%) of The Real Estate
                                       Fund's average daily net assets.

The Health Sciences Fund               Annual rate of eighty-five one-hundredths of
                                       one percent (.85%) of The Health Sciences
                                       Fund's average daily net assets.

The Income Bond Fund                   Annual rate of sixty one-hundredths of one
                                       percent (.60%) of The Income Bond Fund's
                                       average daily net assets.

The Short-Term Bond                    Annual rate of sixty one-hundredths of one
Fund                                   percent (.60%) of The Short-Term Bond Fund's
                                       average daily net assets.

The Government Bond Fund               Annual rate of forty-five one-hundredths of
                                       one percent (.45%) of The Government Bond
                                       Fund's average daily net assets.

The Ultra Short-Term Bond              Annual rate of fifty-five one-hundredths
Fund                                   of one percent (.55%) of The Ultra Short-Term
                                       Income Fund's average daily net assets.

The Treasury & Agency                  Annual rate of forty one-hundredths of one
Fund                                   percent (.40%) of the Treasury & Agency
                                       Fund's average daily net assets.

The High Yield Bond Fund               Annual rate of seventy-five one-hundredths
                                       of one percent (.75%) of the High Yield Bond
                                       Fund's average daily net assets.

The Intermediate Bond                  Annual rate of sixty one-hundredths
Fund                                   of one percent (.60%) of The Intermediate
                                       Bond Fund's average daily net assets.

The Bond Fund                          Annual rate of sixty one-hundredths of one
                                       percent (.60%) of the Bond Fund's average
                                       daily net assets.

The Mortgage-Backed                    Annual rate of thirty-five one-hundredths of one
Securities Fund                        percent (.35%) of the Mortgage-Backed Securities
                                       Fund's average daily net assets.

The Intermediate Tax-Free              Annual rate of sixty one-hundredths of one
Bond Fund                              percent (.60%) of The Intermediate Tax-
                                       Free Bond Fund's average daily net assets.

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

The Ohio Municipal Bond                Annual rate of sixty one-hundredths of one
Fund                                   percent (.60%) of The Ohio Municipal Bond
                                       Fund's average daily net assets.

The Municipal Income Fund              Annual rate of forty-five one-hundredths
                                       of one percent (.45%) of The Municipal Income
                                       Bond Fund's average daily net assets.

The West Virginia Municipal            Annual rate of forty-five one-hundredths
Bond Fund                              of one percent (.45%) of The West Virginia
                                       Municipal Bond Fund's average daily net assets.

The Kentucky Municipal Bond            Annual rate of forty-five one-hundredths
Fund                                   of one percent (.45%) of The Kentucky
                                       Municipal Bond Fund's average daily net
                                       assets.

The Louisiana Municipal Bond           Annual rate of sixty one-hundredths
Fund                                   of one percent (.60%) of The Louisiana
                                       Municipal Bond Fund's average daily net
                                       assets.

The Arizona Municipal Bond             Annual rate of forty-five one-hundredths
Fund                                   of one percent (.45%) of The Arizona
                                       Municipal Bond Fund's average daily net
                                       assets.

The Tax Free Bond                      Annual rate of forty-five one-hundredths
Fund                                   of one percent (.45%) of The Tax-Free
                                       Bond Fund's average daily net assets.

The Michigan Municipal Bond            Annual rate of forty-five one-hundredths
Fund                                   of one percent (.45%) of The Michigan
                                       Municipal Bond Fund's average daily net
                                       assets.

The Short-Term Municipal Bond          Annual rate of sixty one-hundredths
Fund                                   of one percent (.60%) of The Short-Term
                                       Municipal Bond Fund's average daily
                                       net assets.

Investor Conservative Growth           Annual rate of five one-hundredths of
Fund                                   one percent (.05%) of The Investor
                                       Conservative Growth Fund's average
                                       daily net assets.

Investor Growth & Income               Annual rate of five one-hundredths of
Fund                                   one percent (.05%) of The Investor Growth &
                                       Income Fund's average daily net assets.

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

Investor Growth Fund                   Annual rate of five one-hundredths of one
                                       percent (.05%) of The Investor Growth Fund's
                                       average daily net assets.

Investor Balanced                      Annual rate of five one-hundredths of one
Fund                                   percent (.05%) of the Investor Balanced Fund's
                                       average daily net assets.


BANC ONE INVESTMENT ADVISORS                ONE GROUP MUTUAL FUNDS
CORPORATION                                 (formerly The One Group)


By:                                         By:
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Dated:                                      Dated:
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